                                                                    Exhibit 10.3
                                                                    ------------


                            Amendment No. 2 to the
                           1991 Stock Incentive Plan
                                      of
                                 AMETEK, Inc.

     WHEREAS, AMETEK, Inc. (the "Corporation") has adopted the 1991 Stock Incentive Plan of AMETEK, Inc. (the "Plan"); and

     WHEREAS, Section 19 of the Plan permits the Corporation to amend the Plan; and

     WHEREAS; the Corporation now desires to amend the number of newly elected non-employee directors receiving an automatic restricted stock award after February 27, 1991 from four to two.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. The reference to "four Non-Employee Directors" in the first sentence in section (e) of Section 10 of the Plan be amended to refer to "two Non-Employee Directors."

     2. Except to the extent hereinabove, set forth, the Plan shall remain in full force and effect.

     3. The provisions of this Amendment No. 2 shall be effective December 31, 1994.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed, effective as of the 31st day of December 1994.

                                       AMETEK, Inc.


                                       By: /s/ Robert W. Yannarell
                                          ------------------------

ATTEST:


 /s/ Dorothy M. Misetic
 ----------------------

(Seal)